USAA(R) logo appears here.




                               USAA GROWTH Fund



                                      [Picture appears here.]



                               Semiannual Report

--------------------------------------------------------------------------------
January 31, 2002

Table of CONTENTS
-------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              6

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            12

      FINANCIAL INFORMATION

         Portfolio of Investments                                     13

         Notes to Portfolio of Investments                            18

         Statement of Assets and Liabilities                          19

         Statement of Operations                                      20

         Statements of Changes in Net Assets                          21

         Notes to Financial Statements                                22

2

USAA
--------------------------------------------------------------------------------
                         Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
         EQUITY                      MONEY MARKET                 INDEX
--------------------------------------------------------------------------------

    Aggressive Growth*               Money Market          Extended Market Index

     Capital Growth             Tax Exempt Money Market     Global Titans Index

    Emerging Markets          Treasury Money Market Trust    Nasdaq-100 Index

    First Start Growth           State Money Market           S&P 500 Index

         Growth              --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
     Growth & Income         --------------------------------------------------

      Income Stock                  GNMA Trust              Balanced Strategy

      International           High-Yield Opportunities     Cornerstone Strategy

Precious Metals and Minerals          Income             Growth and Tax Strategy

  Science & Technology         Intermediate-Term Bond        Growth Strategy*

     Small Cap Stock              Short-Term Bond           Income Strategy*

         Value               ---------------------------
                                   TAX-EXEMPT BOND
      World Growth           ---------------------------

                                     Long-Term

                                 Intermediate-Term

                                    Short-Term

                                 State Bond/Income      *CLOSED TO NEW INVESTORS

--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS 50 INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                         INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:



               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours

               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GROWTH FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office. (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                         from the PRESIDENT


[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]


                                               "
                                     THE MORE THINGS CHANGE,

                                   THE MORE THEY STAY THE SAME.
                                               "


               And when it comes to the financial market, this popular saying is 100% correct. During the heady days of the 1990s, pundits declared that the U.S. economy was "recession-proof," that the market was so broad and diversified it could withstand slowdowns in particular sectors. The boom-and-bust cycle, they said, was a thing of the past.

               They were mistaken. If we've learned anything from the current market correction, it's that market cycles are a fact of life. We can use fiscal and monetary policy to affect their duration, but eventually one market cycle ends and another begins. The market will always be cyclical--just as tigers will always have stripes.

               This truth presents us with a challenge. During the bull market of the 1990s, investors became accustomed to returns of 20% or better. Because they could count on the market to help them put money away for the future, Americans saved less--only about 1% of their disposable income. Instead, they bought more goods and services, spending between 96% and 99% of their

....CONTINUED
--------------------------------------------------------------------------------


               disposable income. Now we are in a new market cycle, one in which investors have seen the performance of their portfolios drop. Over time, the market is likely to gravitate back to its historical rate of return of about 8% to 10%. But so far, our consumption and saving rates have remained unchanged.

               What does this mean?

               It means that we will not be able to meet our long-term goals by investment returns alone. We must save more and consume less. We should also protect ourselves against extremes in the market by using an asset allocation plan that includes a range of investments. Most of all, we must remain patient and let our plan--as well as our money--work for us.

               On behalf of the entire team at USAA Investments, I would like to thank you for trusting us to help you determine and plan your investment goals. We stand ready to assist you, and will continue to work hard on your behalf.


               Sincerely,


               /s/ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board




               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

6

INVESTMENT
--------------------------------------------------------------------------------
                         OVERVIEW


USAA GROWTH FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Long-term growth of capital with secondary objectives of regular income and conservation of principal.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in equity securities of companies that are, or have the prospect of becoming, one of the dominant companies within their industry and that have above-average growth in revenues and earnings per share.


--------------------------------------------------------------------------------
                                           1/31/02              7/31/01
--------------------------------------------------------------------------------
 Net Assets                           $1,039.5  Million     $1,188.7  Million
 Net Asset Value Per Share                 $14.10                $15.74

--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
--------------------------------------------------------------------------------
 7/31/01 to 1/31/02*           1 YEAR           5 YEARS           10 YEARS
      -10.42%                  -30.54%           -0.92%             6.79%

* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL  RETURN  EQUALS  INCOME  YIELD PLUS SHARE PRICE  CHANGE AND
               ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DIS-TRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

....CONTINUED
--------------------------------------------------------------------------------


                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth Fund, the S&P 500 Index, the Lipper Large-Cap Growth Funds Average, and the Lipper Large-Cap Growth Funds Index for the period of 01/31/1992 through 01/31/2002. The data points from the graph are as follows:

                                           LIPPER LARGE-       LIPPER LARGE-
                 USAA         S&P 500       CAP GROWTH          CAP GROWTH
              GROWTH FUND      INDEX       FUNDS AVERAGE        FUNDS INDEX
              -----------     -------      -------------       ------------

01/31/92       $10,000        $10,000         $10,000             $10,000
07/31/92        10,274         10,534           9,775               9,841
01/31/93        11,324         11,056          10,733              10,753
07/31/93        11,456         11,452          10,859              10,970
01/31/94        12,196         12,478          12,063              12,280
07/31/94        11,939         12,042          11,210              11,503
01/31/95        12,943         12,543          11,539              11,843
07/31/95        15,097         15,181          14,269              14,817
01/31/96        16,806         17,387          15,626              16,321
07/31/96        16,976         17,694          15,801              16,506
01/31/97        20,200         21,964          19,294              20,326
07/31/97        24,187         26,915          23,047              24,440
01/31/98        20,693         27,873          23,396              24,820
07/31/98        23,000         32,111          27,242              29,369
01/31/99        28,037         36,934          32,334              35,445
07/31/99        28,730         38,598          32,973              36,103
01/31/00        30,741         40,753          39,719              43,071
07/31/00        32,789         42,058          41,519              44,066
01/31/01        27,765         40,386          35,892              37,091
07/31/01        21,528         36,035          28,546              28,907
01/31/02        19,285         33,870          26,313              26,819


               DATA FROM 1/31/92 THROUGH 1/31/02.



               See the following page for benchmark definitions.


               NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

8

....CONTINUED
--------------------------------------------------------------------------------
                         OVERVIEW


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund to the following benchmarks:

                  - The S&P 500  Index,  an  unmanaged  index  representing  the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                  - The  Lipper  Large-Cap  Growth  Funds  Average,  an  average performance level of all large-capitalization growth funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

                  - The Lipper  Large-Cap  Growth Funds Index,  which tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Growth Funds category.

MANAGER'S
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund



[Photograph of the Portfolio Manager,
 Patrick O'Hare, CFA, appears here.]



--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THE SIX-MONTH PERIOD ENDED JANUARY 31, 2002?

                    The USAA Growth Fund had a total return of -10.42%, lagging the -7.22% return of the Lipper Large-Cap Growth Funds Index.


WHAT CAUSED THE FUND TO UNDERPERFORM ITS BENCHMARK?

                    Heading into the late summer, evidence that the economy was turning around prompted us to position the Fund for an economic recovery. The events of September 11, 2001, were devastating for the country in many ways and also pushed out the economic recovery, hurting our holdings disproportionately compared to the index.




                    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                    REFER TO PAGE 8 FOR THE LIPPER LARGE-CAP GROWTH FUNDS INDEX DEFINITION.

10

....CONTINUED
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


DID YOU MAKE ANY STRUCTURAL CHANGES IN THE FUND IN LIGHT OF THE DRAMATIC MARKET SELLOFF POST-SEPTEMBER 11TH?

                    I did not. I was driving to work on the day the market reopened, and I asked myself, "Are we headed into a worldwide depression? Do I believe in America, and in our financial system?" I decided that if I truly believed we would come out of this and that our economy and system would prove resilient, I should be buying stocks, not selling. I'm proud of this decision, and I thank our shareholders for sharing that faith and staying the course.


WHAT CONTRIBUTED TO RELATIVE PERFORMANCE IN THE PERIOD, AND WHAT DETRACTED?

                    Our holdings in consumer cyclicals such as the discount retailers Target and Wal-Mart performed well. Relative performance was also supported by the fact that we didn't own any utilities in light of the Enron debacle.

                    On the negative side, the Fund was invested in technology holdings that were poised to do well in a cyclical recovery. With the economic recovery delayed by the events of
                    September 11, these stocks lagged. Our three largest holdings are Intel, Cisco Systems, and Microsoft, all of which could potentially benefit from the personal computer upgrade cycle that is upon us. Cisco may benefit as corporations begin to upgrade existing networks after putting off purchases during the recession. We are also overweight in





                    YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 13-17.

....CONTINUED
--------------------------------------------------------------------------------


                    Texas Instruments, a company that is well-positioned for the coming wireless communications age.

WHAT'S YOUR OVERALL STANCE GOING FORWARD?

                    The evidence has mounted that the economy is recovering, but we're still waiting for a recovery in corporate earnings. While the early part of 2002 may be bumpy, I believe that the profit picture may brighten in the second quarter of 2002 and beyond. I'm currently investing in companies that I believe have the potential to participate strongly in the profit recovery.

12

PORTFOLIO
--------------------------------------------------------------------------------
                         HIGHLIGHTS


------------------------------------
          TOP 10 HOLDINGS
         (% of Net Assets)
------------------------------------

 Microsoft Corp.                6.0%

 Intel Corp.                    4.6%

 Cisco Systems, Inc.            3.9%

 Merck & Co., Inc.              3.6%

 Wal-Mart Stores, Inc.          3.6%

 Pfizer, Inc.                   3.3%

 Citigroup, Inc.                3.1%

 Johnson & Johnson, Inc.        3.1%

 Target Corp.                   3.0%

 Medtronic, Inc.                2.9%

------------------------------------



-----------------------------------------
          TOP 10 INDUSTRIES *
          (% of Net Assets)
-----------------------------------------

Pharmaceuticals                     16.2%

Semiconductors                       9.2%

Systems Software                     7.4%

General Merchandise Stores           6.6%

Networking Equipment                 5.9%

Diversified Financial Services       5.5%

Computer Hardware                    5.2%

Semiconductor Equipment              3.6%

Movies & Entertainment               3.5%

Health Care Equipment                2.9%

-----------------------------------------
*Excluding money market instruments.



YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 13-17.

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                COMMON STOCKS (98.2%)

                ADVERTISING (1.5%)
      183,000   Omnicom Group, Inc.                                   $   15,989
--------------------------------------------------------------------------------
                AEROSPACE & DEFENSE (1.2%)
      188,000   United Technologies Corp.                                 12,921
--------------------------------------------------------------------------------
                ALUMINUM (0.5%)
      146,000   Alcoa, Inc.                                                5,234
--------------------------------------------------------------------------------
                APPLICATION SOFTWARE (2.1%)
      300,000   BEA Systems, Inc.*                                         5,439
      150,000   Mercury Interactive Corp.*                                 5,715
      144,000   PeopleSoft, Inc.*                                          4,679
      172,000   Siebel Systems, Inc.*                                      6,087
--------------------------------------------------------------------------------
                                                                          21,920
--------------------------------------------------------------------------------
                BIOTECHNOLOGY (2.1%)
      249,000   Amgen, Inc.*                                              13,819
      141,300   IDEC Pharmaceuticals Corp.*                                8,402
--------------------------------------------------------------------------------
                                                                          22,221
--------------------------------------------------------------------------------
                BREWERS (1.7%)
      373,800   Anheuser-Busch Companies, Inc.                            17,670
--------------------------------------------------------------------------------
                BROADCASTING & CABLE TV (1.9%)
      430,000   Clear Channel Communications, Inc.*                       19,797
--------------------------------------------------------------------------------
                COMPUTER & ELECTRONIC RETAIL (0.5%)
       74,000   Best Buy Co., Inc.*                                        5,476
--------------------------------------------------------------------------------
                COMPUTER HARDWARE (5.2%)
      921,400   Dell Computer Corp.*                                      25,329
      226,000   IBM Corp.                                                 24,383
      400,000   Sun Microsystems, Inc.*                                    4,304
--------------------------------------------------------------------------------
                                                                          54,016
--------------------------------------------------------------------------------

14

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                DATA PROCESSING SERVICES (0.6%)
       72,000   First Data Corp.                                      $    5,957
--------------------------------------------------------------------------------
                DIVERSIFIED COMMERCIAL SERVICES (0.6%)
      325,000   IMS Health, Inc.                                           6,484
--------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES (5.5%)
      677,033   Citigroup, Inc.                                           32,091
      462,000   Morgan Stanley Dean Witter & Co.                          25,410
--------------------------------------------------------------------------------
                                                                          57,501
--------------------------------------------------------------------------------
                ELECTRICAL COMPONENTS & EQUIPMENT (1.1%)
      193,000   Emerson Electric Co.                                      11,182
--------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
      460,000   Flextronics International Ltd.*                           10,212
--------------------------------------------------------------------------------
                GENERAL MERCHANDISE STORES (6.6%)
      700,600   Target Corp.                                              31,114
      620,200   Wal-Mart Stores, Inc.                                     37,199
--------------------------------------------------------------------------------
                                                                          68,313
--------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT (2.9%)
      614,000   Medtronic, Inc.                                           30,252
--------------------------------------------------------------------------------
                HOME IMPROVEMENT RETAIL (1.9%)
      390,000   Home Depot, Inc.                                          19,535
--------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS (1.5%)
      280,000   Colgate-Palmolive Co.                                     16,002
--------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES (2.6%)
      724,600   General Electric Co.                                      26,919
--------------------------------------------------------------------------------
                INDUSTRIAL MACHINERY (1.7%)
      153,000   SPX Corp.*                                                17,466
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                INFORMATION TECHNOLOGY CONSULTING & SERVICES (0.7%)
       77,000   Affiliated Computer Services, Inc. "A"*               $    7,365
--------------------------------------------------------------------------------
                INSURANCE BROKERS (1.0%)
       98,000   Marsh & McLennan Companies, Inc.                           9,981
--------------------------------------------------------------------------------
                INTEGRATED TELECOMMUNICATION SERVICES (0.8%)
      805,000   WorldCom, Inc.-WorldCom Group*                             8,090
--------------------------------------------------------------------------------
                MOVIES & ENTERTAINMENT (3.5%)
      775,900   AOL Time Warner, Inc.*                                    20,414
      397,983   Viacom, Inc. "B"*                                         15,915
--------------------------------------------------------------------------------
                                                                          36,329
--------------------------------------------------------------------------------
                MULTI-LINE INSURANCE (2.3%)
      329,000   American International Group, Inc.                        24,395
--------------------------------------------------------------------------------
                NETWORKING EQUIPMENT (5.9%)
      320,000   Brocade Communications Systems, Inc.*                     11,648
    2,052,000   Cisco Systems, Inc.*                                      40,630
      275,000   Juniper Networks, Inc.*                                    4,213
      800,000   Tellium, Inc.*                                             4,336
--------------------------------------------------------------------------------
                                                                          60,827
--------------------------------------------------------------------------------
                OIL & GAS EQUIPMENT & SERVICES (0.7%)
      120,000   Schlumberger Ltd.                                          6,767
--------------------------------------------------------------------------------
                PHARMACEUTICALS (16.2%)
      358,000   American Home Products Corp.                              23,148
      413,000   Bristol-Myers Squibb Co.                                  18,738
       64,000   Eli Lilly & Co.                                            4,806
      561,900   Johnson & Johnson, Inc.                                   32,315
      639,000   Merck & Co., Inc.                                         37,816
      830,000   Pfizer, Inc.                                              34,586
      409,000   Pharmacia Corp.                                           16,565
--------------------------------------------------------------------------------
                                                                         167,974
--------------------------------------------------------------------------------

16

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                SEMICONDUCTOR EQUIPMENT (3.6%)
      605,000   Novellus Systems, Inc.*                               $   25,840
      400,000   Teradyne, Inc.*                                           11,944
--------------------------------------------------------------------------------
                                                                          37,784
--------------------------------------------------------------------------------
                SEMICONDUCTORS (9.2%)
      221,000   Altera Corp.*                                              5,552
    1,485,000   Applied Micro Circuits Corp.*                             15,103
    1,360,000   Intel Corp.                                               47,654
      230,000   PMC-Sierra, Inc.*                                          5,490
      710,000   Texas Instruments, Inc.                                   22,159
--------------------------------------------------------------------------------
                                                                          95,958
--------------------------------------------------------------------------------
                SOFT DRINKS (0.8%)
      170,000   PepsiCo, Inc.                                              8,515
--------------------------------------------------------------------------------
                SYSTEMS SOFTWARE (7.4%)
      973,800   Microsoft Corp.*                                          62,041
      561,000   Oracle Corp.*                                              9,683
      120,000   VERITAS Software Corp.*                                    5,106
--------------------------------------------------------------------------------
                                                                          76,830
--------------------------------------------------------------------------------
                TELECOMMUNICATION EQUIPMENT (2.9%)
      357,000   CIENA Corp.*                                               4,534
    1,044,100   JDS Uniphase Corp.*                                        7,309
      407,000   QUALCOMM, Inc.*                                           17,928
--------------------------------------------------------------------------------
                                                                          29,771
--------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES (0.5%)
      310,000   Sprint Corp. - PCS Group*                                  5,078
--------------------------------------------------------------------------------
                Total common stocks (cost: $847,258)                   1,020,731
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)


USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

    PRINCIPAL                                                             MARKET
       AMOUNT                                                              VALUE
        (000)   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                MONEY MARKET INSTRUMENT (0.1%)
         $959   General Electric Capital Corp., Commercial Paper
                  1.93%, 2/01/2002  (cost: $959)                      $      959
--------------------------------------------------------------------------------
                TOTAL INVESTMENTS (COST: $848,217)                    $1,021,690
================================================================================

18

NOTES
--------------------------------------------------------------------------------
                         to Portfolio of INVESTMENTS


USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         * Non-income-producing security.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                         of ASSETS and LIABILITIES
                         (in thousands)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


ASSETS

   Investments in securities, at market value (identified
     cost of $848,217)                                               $1,021,690
   Cash                                                                     135
   Collateral for securities loaned, at market value*                    68,659
   Receivables:
      Capital shares sold                                                   104
      Dividends                                                             401
      Securities sold                                                    20,656
      Other                                                                   9
                                                                     ----------
         Total assets                                                 1,111,654
                                                                     ----------

LIABILITIES

   Payable upon return of securities loaned                              68,659
   Securities purchased                                                   2,106
   Capital shares redeemed                                                  656
   USAA Investment Management Company                                       502
   USAA Transfer Agency Company                                             205
   Accounts payable and accrued expenses                                      4
                                                                     ----------
         Total liabilities                                               72,132
                                                                     ----------
            Net assets applicable to capital shares outstanding      $1,039,522
                                                                     ==========

REPRESENTED BY:

   Paid-in capital                                                   $1,271,933
   Accumulated undistributed net investment loss                         (1,631)
   Accumulated net realized loss on investments                        (404,253)
   Net unrealized appreciation of investments                           173,473
                                                                     ----------
            Net assets applicable to capital shares outstanding      $1,039,522
                                                                     ==========
   *Including securities on loan of:                                 $   66,760
                                                                     ==========
   Capital shares outstanding                                            73,734
                                                                     ==========
   Authorized shares of $.01 par value                                  150,000
                                                                     ==========
   Net asset value, redemption price, and offering price per share   $    14.10
                                                                     ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT
--------------------------------------------------------------------------------
                         of OPERATIONS
                         (in thousands)

USAA GROWTH FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED)


NET INVESTMENT LOSS

   Income:
      Dividends                                                     $   3,278
      Interest                                                            363
      Fee from securities loaned, net                                      15
                                                                    ---------
         Total income                                                   3,656
                                                                    ---------
   Expenses:
      Management fees                                                   3,954
      Administrative and servicing fees                                   793
      Transfer agent's fees                                             1,226
      Custodian's fees                                                     83
      Postage                                                             163
      Shareholder reporting fees                                           62
      Directors' fees                                                       2
      Registration fees                                                    24
      Professional fees                                                    30
      Other                                                                34
                                                                    ---------
         Total expenses before reimbursement                            6,371
      Expenses reimbursed                                              (1,084)
                                                                    ---------
         Net expenses                                                   5,287
                                                                    ---------
            Net investment loss                                        (1,631)
                                                                    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss                                                 (220,998)
   Change in net unrealized appreciation/depreciation                  98,762
                                                                    ---------
            Net realized and unrealized loss                         (122,236)
                                                                    ---------
Decrease in net assets resulting from operations                    $(123,867)
                                                                    =========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                         of Changes in NET ASSETS
                         (in thousands)

USAA GROWTH FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED),
AND YEAR ENDED JULY 31, 2001


                                                       1/31/2002      7/31/2001
                                                      -------------------------
FROM OPERATIONS

   Net investment loss                                $   (1,631)    $   (5,725)
   Net realized loss on investments                     (220,998)      (180,223)
   Change in net unrealized appreciation/depreciation
      of investments                                      98,762       (452,553)
                                                      -------------------------
      Decrease in net assets resulting
         from operations                                (123,867)      (638,501)
                                                      -------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net realized gains                                          -        (39,016)
                                                      -------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                              44,988        128,472
   Reinvested dividends                                        -         38,137
   Cost of shares redeemed                               (70,342)      (174,919)
                                                      -------------------------
      Decrease in net assets from
         capital share transactions                      (25,354)        (8,310)
                                                      -------------------------
Net decrease in net assets                              (149,221)      (685,827)

NET ASSETS

   Beginning of period                                 1,188,743      1,874,570
                                                      -------------------------
   End of period                                      $1,039,522     $1,188,743
                                                      =========================
Accumulated undistributed net investment loss:
   End of period                                      $   (1,631)    $        -
                                                      =========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                             3,249          6,679
   Shares issued for dividends reinvested                      -          1,642
   Shares redeemed                                        (5,054)        (9,285)
                                                      -------------------------
      Decrease in shares outstanding                      (1,805)          (964)
                                                      =========================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements


USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA Growth Fund (the Fund). The Fund's primary investment objective is long-term growth of capital, with secondary objectives of regular income and conservation of principal.

            A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

               1. Portfolio  securities,   except  as  otherwise  noted,  traded
                  primarily on a domestic securities exchange are valued at the last sales price on that exchange.

               2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

               3. Securities  purchased  with  maturities of 60 days or less are stated at amortized cost, which approximates market value.

               4. Securities  that  cannot be valued  by the  methods  set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


            B. FEDERAL  TAXES  -  The  Fund's  policy  is  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

            C. INVESTMENTS IN SECURITIES - Security  transactions  are accounted for on the date  the  securities  are  purchased  or sold  (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

            D. EXPENSES PAID  INDIRECTLY - The Fund's  custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended January 31, 2002, custodian fee offset did not affect fees.

            E. USE OF ESTIMATES - The  preparation  of financial  statements  in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

24

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the
         Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2002.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $179,910,000, which will expire between 2009 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2002, were $360,771,000 and $428,984,000, respectively.

         The  cost  of  securities,   for  federal   income  tax  purposes,   is
         approximately the same as that reported in the financial statements.

         Gross unrealized appreciation and depreciation of investments as of January 31, 2002, were $213,613,000 and $40,140,000, respectively.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments may be less than the amount of cash collateral required to be returned to the borrower. As of January 31, 2002, the Fund loaned securities having a fair value of approximately $66,760,000 and held collateral of $68,659,000 for the loans.

26

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

            A. MANAGEMENT FEES - The Manager carries out the  Fund's  investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

               Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Growth Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

               The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


               is then added to (in the case of  overperformance)  or subtracted
               from  (in  the  case  of  underperformance)   the  base  fee,  as
               referenced in the following chart:

         OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
         ----------------------------------------------------------------------
         +/- 1.00% to 4.00%             +/- 0.04%
         +/- 4.01% to 7.00%             +/- 0.05%
         +/- 7.01% and greater          +/- 0.06%

         1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

               The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of its annual average net assets through November 30, 2002, after the effect of any custodian fee offset arrangements.

            B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides  certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets.

            C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company,  d/b/a USAA
               Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.

28

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


            D. UNDERWRITING   SERVICES   -  The   Manager   provides   exclusive
               underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                            YEAR ENDED JULY 31,
                             --------------------------------------------------------------------------------
                                 2002          2001          2000          1999          1998         1997
                             --------------------------------------------------------------------------------
Net asset value at
   beginning of period       $    15.74    $    24.50    $    24.03    $    20.04    $    23.66    $    20.05
Net investment income (loss)       (.02)a        (.07)a        (.03)a         .04           .01           .24
Net realized and
   unrealized gain (loss)         (1.62)        (8.18)         3.06          4.72         (1.31)         6.92
Distributions from net
   investment income                  -             -          (.02)         (.03)         (.09)         (.34)
Distributions of realized
   capital gains                      -          (.51)        (2.54)         (.74)        (2.23)        (3.21)
                             --------------------------------------------------------------------------------
Net asset value at
   end of period             $    14.10    $    15.74    $    24.50    $    24.03    $    20.04    $    23.66
                             ================================================================================
Total return (%)*                (10.42)       (34.34)        14.13         24.92         (4.91)        42.48
Net assets at
   end of period (000)       $1,039,522    $1,188,743    $1,874,570    $1,683,008    $1,403,573    $1,650,257
Ratio of expenses to
   average net assets (%)          1.00b,c        .99c          .96           .97           .96           .97
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)              1.21b,c        N/A           N/A           N/A           N/A           N/A
Ratio of net investment
   income (loss) to average
   net assets (%)                  (.31)b        (.39)         (.11)          .18           .04          1.28
Portfolio turnover (%)            35.61        101.08        133.43         39.60         68.93         75.41


  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total expenses prior to any custodian fee offset arrangement.

30

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                   DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                               Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                               Barbara B. Dreeben
                               Robert L. Mason, Ph.D.
                               David G. Peebles
                               Michael F. Reimherr
                               Laura T. Starks, Ph.D.
                               Richard A. Zucker

         INVESTMENT ADVISER,   USAA Investment Management Company
                UNDERWRITER,   9800 Fredericksburg Road
             AND DISTRIBUTOR   San Antonio, Texas 78288

              TRANSFER AGENT   USAA Shareholder Account Services
                               9800 Fredericksburg Road
                               San Antonio, Texas 78288

                   CUSTODIAN   State Street Bank and Trust Company
                               P.O. Box 1713
                               Boston, Massachusetts 02105

        INDEPENDENT AUDITORS   KPMG LLP
                               112 East Pecan, Suite 2400
                               San Antonio, Texas 78205

                   TELEPHONE   Call toll free - Central Time
            ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                               Saturday, 8:30 a.m. to 5 p.m.
                               Sunday, 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
           INFORMATION ABOUT   For account servicing, exchanges,
                MUTUAL FUNDS   or redemptions
                               1-800-531-8448, in San Antonio 456-7202

             RECORDED MUTUAL   24-hour service (from any phone)
           FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                 MUTUAL FUND   (from touch-tone phones only)
           USAA TOUCHLINE(R)   For account balance, last transaction, fund
                               prices, or to exchange or redeem fund shares
                               1-800-531-8777, in San Antonio 498-8777

             INTERNET ACCESS   USAA.COM

                                                                     Recycled
                                                                        Paper

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